UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2020

CVS HEALTH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-01011	05-0494040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One CVS Drive, Woonsocket, Rhode Island 02895

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (401) 765-1500

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 8 - Other Events

Item 8.01.	Other Events

On August 26, 2020, CVS Health Corporation, a Delaware corporation (the “Company”), issued press releases announcing the (A) early results and (B) pricing, respectively, of its cash tender offers (each, a “Tender Offer” and collectively, the “Tender Offers”) for (i) up to $3,000,000,000 aggregate principal amount (the “2023 Notes Maximum Amount”) of its 4.000% Senior Notes due 2023 and 3.700% Senior Notes due 2023 and the 2.800% Senior Notes due 2023 issued by its wholly-owned subsidiary, Aetna Inc. (collectively, the “2023 Notes”) and (ii) up to $3,000,000,000 aggregate principal amount (the “2025 Notes Maximum Amount” ) of its 4.100% Senior Notes due 2025 and 3.875% Senior Notes due 2025 (collectively, the “2025 Notes”, and, together with the 2023 Notes, the “Notes”) validly tendered and accepted for purchase in connection with the Company’s previously announced cash tender offers commenced on August 12, 2020. The sum of the 2023 Notes Maximum Amount and the 2025 Notes Maximum Amount is $6,000,000,000 (the “Aggregate Maximum Amount”).

Because the Company expects to accept for purchase the Maximum Aggregate Amount of Notes, no additional Notes will be purchased pursuant to the Tender Offers after August 27, 2020, the early settlement date for such Notes validly tendered and accepted for purchase by the Company.

Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2, which are incorporated by reference herein.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The exhibits to this Current Report on Form 8-K are as follows:

INDEX TO EXHIBITS

Exhibit	Description

99.1	Press Release of CVS Health Corporation dated August 26, 2020

99.2	Press Release of CVS Health Corporation dated August 26, 2020

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS HEALTH CORPORATION

Date: August 26, 2020	By:	/s/ Colleen M. McIntosh
Colleen M. McIntosh
Senior Vice President, Chief Governance Officer and Corporate Secretary